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                                                                   EXHIBIT 10.21


       This EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 30, 1999, by and among NET2000 COMMUNICATIONS, INC., a Delaware corporation (the "Company") and NORTEL NETWORKS INC., a Delaware corporation ("Purchaser"), who has agreed to purchase the Company's Senior Discount Notes due 2009 (the "Notes") issued pursuant to the Purchase Agreement (as defined below).

       This Agreement is made pursuant to the Note Purchase Agreement, dated July 30, 1999, (the "Purchase Agreement"), by and among the Company, the Guarantors and Purchaser. In order to induce Purchaser to purchase the Securities, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of Purchaser set forth in Section 9.1 of the Purchase Agreement.

       The parties hereby agree as follows:

Section 1.  Certain Definitions.

       For purposes of this Agreement, the following terms shall have the following respective meanings:

       "Additional Notes" shall mean debt securities of the Company (other than the Exchange Securities) issued under this Indenture after the Initial Issue Date, as part of the same series as the Notes.

       "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

       "Broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

       "Business Day" shall mean any day except a Saturday, Sunday or other day in the City of New York, or in the city of the Corporate Trust Office (as defined in the Indenture) of the Trustee, on which banks are authorized to close.

       "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

       "Demand Registration" shall have the meaning assigned to it in Section
3.1 hereof.

       "Demand Registration Statement" shall have the meaning assigned to it in
Section 3.1(c) hereof.



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       "Effective Time," shall mean, in the case of any Registration Statement, the time and date as of which the Commission declares the Registration Statement effective or as of which the Registration Statement otherwise becomes effective.

       "Electing Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 4.3(b) hereof.

       "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

       "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

       "Exchange Registration" shall have the meaning assigned thereto in
Section 4.2 hereof.

       "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

       "Exchange Request Date" shall have the meaning assigned thereto in
Section 2(a) hereof.

       "Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

       "Holder" shall mean Purchaser and other Persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such Person owns any Registrable Securities.

       "Indenture" shall mean the Indenture, dated as of July 30, 1999, between the Company, and Allfirst Trust Company, National Association, as Trustee, as the same shall be amended or supplemented from time to time in accordance with the terms thereof.

       "Initial Issue Date" means the first Issue Date to occur.

       "Issue Date" means each date on which any Notes are issued under the Indenture and sold to Purchaser pursuant to Section 2.3 of the Purchase Agreement.

       "Market Making Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(c) hereof.

       "NASD" shall mean the National Association of Securities Dealers, Inc..

       "Notice and Questionnaire" shall mean a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

       "Person" shall mean a corporation, association, partnership, joint venture, limited liability company, joint-stock company, trust, organization, business, individual, government or political subdivision thereof or governmental agency.



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       "Piggyback Registration" shall have the meaning assigned to it in Section
3.2 hereof.

       "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes an information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

       "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
Section 2(a) hereof provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a Prospectus for use in connection with resales by Broker-dealers shall be deemed to be a Registrable Security with respect to Sections 6, 7 and 10 until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(a); (ii) in the circumstances contemplated by Sections 3.1 or 3.2 hereof, registration pursuant to a Demand or Piggyback Registration registering such Securities under the Securities Act has been effected and such Security has been sold or otherwise transferred by the Holder thereof pursuant to and in a manner contemplated by such Demand or Piggyback Registration; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

       "Registration Default" shall have the meaning assigned thereto in Section 2(d) hereof.

       "Registration Default Period" shall have the meaning assigned thereto in
Section 2(d) hereof.

       "Registration Expenses" shall have the meaning assigned thereto in
Section 5 hereof.

       "Registration Statement" shall mean any registration statement of the Company that covers any of the Securities, filed with the Commission under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

       "Required Holders" shall mean Holders of a majority in aggregate principal amount of Registrable Securities.

       "Resale Date" shall mean the first date on which Purchaser sells, transfers or otherwise disposes of all of the Securities to any Person or Persons that are not affiliates of Purchaser.



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       "Resale Period" shall have the meaning assigned thereto in Section 2(a)
hereof.

       "Restricted Holder" shall mean (i) a Holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a Holder who acquires Exchange Securities outside the ordinary course of such Holder's business, (iii) a Holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a Holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

       "Rule 144", "Rule 144A", "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

       "Secondary Offering Shelf Registration Statement" shall mean a Shelf Registration Statement, a Demand Registration Statement and/or a Market Making Shelf Registration Statement.

       "Securities" shall mean, collectively, the Senior Discount Notes due 2009, of the Company to be issued and sold to the Purchaser on the Issue Date, Additional Notes issued pursuant to the Indenture, the Exchange Securities and any other securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Unless the context otherwise requires, any reference herein to a "Security," an "Exchange Security" or a "Registrable Security" shall include a reference to any related guarantee thereof.

       "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

       "Shelf Registration" shall have the meaning assigned to it in Section 2(b) hereof.

       "Shelf Registration Statement" shall have the meaning assigned to it in
Section 2(b) hereof.

       "Special Interest" shall have the meaning assigned thereto in Section 2(d) hereof.

       "Suspension Period" shall have the meaning assigned to it in Section 3.1(c) hereof.

       "TIA" shall mean the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

       "Underwritten Offering" shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.



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       Unless the context otherwise requires, any reference herein to a
"Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

Section 2.  Exchange Offer; Shelf Registration.

       (a) Upon the request of Purchaser, or after the Resale Date, the Required Holders (the date of such request being the "Exchange Request Date"), the Company agrees to file under the securities Act, as soon as practicable, but no later than 90 days after the Exchange Request Date, a Registration Statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement", and such offer, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the TIA), except which have been registered pursuant to an effective Registration Statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(d) below (such new debt securities hereinafter called "Exchange Securities"). The Company agrees to use its best efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable thereafter, but no later than 180 days after the Exchange Request Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and duly registered or qualified under the applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or Blue Sky laws.

       The Company further agrees to use its best efforts to: (i) commence and complete the Exchange Offer promptly, but in any event, to complete it no later than 210 days after the Exchange Request Date; (2) hold the Exchange Offer open for at least 30 days and issue Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been completed only if the debt securities received by Holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such Holder without restriction under Section 5 of the Securities Act and the Exchange Act (except for the requirement to deliver the Prospectus included in the Exchange Act Registration Statement applicable to resales by any Broker-dealer of Exchange Securities received by such Broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities other than those acquired by the Broker-dealer directly from the Company) and without material restrictions under the state securities or Blue Sky laws of a substantial majority of the States of the United States of America.

       The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company


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agrees (x) to include in the Exchange Registration Statement a Prospectus for
use in any resales by any Holder of Exchange Securities that is a Broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such Broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such Holders shall have the benefit of the rights of indemnification and contribution set forth in Section 5 hereof.

       (b) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the Commission, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer has not been completed within 210 days following the Exchange Request Date, or (iii) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities
Act), then, in the case of each of the foregoing clauses, the Company shall, in lieu of (or in the case of clause (iii), in addition to) the Exchange Offer, file under the Securities Act as soon as practicable, but no later than the later of 45 days after the time such obligation to file arises or 90 days after the Exchange Request Date, a Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such Registration Statement, the "Shelf Registration Statement").

       The Company agrees to use its best efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus included therein for resales of Registrable Securities unless such Holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall relieve any such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 4.3(b) hereof. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.



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       Notwithstanding the foregoing, the Company may postpone, for a period not to exceed 90 days, supplementing or amending the Shelf Registration Statement if
(i) the Company is in possession of material non-public information related to a proposed financing, recapitalization, acquisition, business combination or other material transaction and the Board of Directors of the Company determines (in good faith in a written resolution) that disclosure of such information would have a material adverse effect on the business or operations of the Company and its subsidiaries and disclosure of such information is not otherwise required by law and (ii) the Company delivers notice (which shall include a copy of the resolution of the Board of Directors with respect to such determination) to the Electing Holders and any placement agent or underwriting as contemplated by
Section 4.3(f) to the effect that Electing Holders may not make offers or sales under the Shelf Registration Statement; provided, however, that the Company may deliver only two such notices within any twelve-month period. Promptly upon the earlier of (x) public disclosure of such material non-public information, (y) the date on which such non-public information is no longer material and (z) 90 days after the date notice is given by the Company pursuant to clause (ii) above, the Company shall supplement or amend Shelf Registration Statement as required by the immediately preceding sentence and give notice to the Electing Holders that offers and sales under the Shelf Registration Statement may be resumed.

       (c) The Company shall file under the Securities Act, on the date that the Exchange Registration Statement (or in lieu thereof, the Shelf Registration Statement) is filed with the Commission, a Registration Statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by Purchaser (in the event of a Shelf Registration) of Exchange Securities (in the event of an Exchange Offer) (such filing, the "Market Making Shelf Registration"), and such registration statement, the "Market Making Shelf Registration Statement"). The Company agrees to use its best efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market Making Shelf Registration Statement continuously effective for so long as Purchaser may be required to deliver a Prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that Purchaser holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Company agrees that the Market Making Shelf Registration shall provide for the resale by Purchaser of such Securities and shall be kept continuously effective for so long as Purchaser may be required to deliver a Prospectus in connection with the sale of such Securities. The Company further agrees to supplement or make amendment to the Market Making Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Market Making Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to Purchaser copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

       Notwithstanding the foregoing, the Company may suspend the offering and sale under the Market Making Shelf Registration Statement for a period or periods the Board of Directors of the



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Company reasonably determines to be necessary, but in any event not to exceed
120 days in each year during which the Market Making Shelf Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Market Making Shelf Registration Statement to successive anniversaries thereof) if (A)(i) the Company is in possession of material nonpublic information relating to a proposed financing, recapitalization, acquisition, disposition, business combination or other material transaction and
(ii)(x) such transaction is required to be disclosed in the Market Making Shelf Registration Statement, the related Prospectus or any amendment or supplement thereto, or the failure by the Company to disclose such transaction in the Market Making Shelf Registration Statement or related Prospectus, or any amendment or supplement thereto, as then amended or supplemented, would cause the Market Making Shelf Registration Statement, Prospectus or amendment or supplement thereto, to contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading, (y) information regarding the existence of such transaction has not then been publicly disclosed by or on behalf of the Company and (z) the Board of Directors of the Company determines in good faith that disclosure of such transaction would not be in the best interest of the Company or would have a material adverse effect on the consummation of such transaction, and (B) the Company notifies Purchaser within five days after such Board of Directors makes the relevant determination set forth in clause (A).

       (d) In the event that (i) the Company has not filed the Exchange Registration Statement, the Shelf Registration Statement or the Market Making Shelf Registration Statement on or before the date on which such Registration Statement is required to be filed pursuant to Section 2(a), 2(b) or (c), respectively, or (ii) such Exchange Registration Statement, Shelf Registration Statement or Market Making Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such Registration Statement is required to become or be declared effective pursuant to Section 2(a) or 2(c) hereof, respectively, or (iii) the Exchange Offer has not been completed on or before the date on which the Exchange Offer is required to be completed pursuant to Section 2(b) hereof, or (iv) any Exchange Registration Statement, Shelf Registration Statement or Market Making Shelf Registration Statement required by Section 2(a), 2(b) or 2(c) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such Registration Statement (except as specifically permitted herein) without being succeeded immediately by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 8(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue at a per annum rate of 0.50% for the first 90 days of the Registration Default Period, and increasing by 0.25% on the last day of each subsequent 90-day period of the Registration Default Period; provided that the aggregate Special Interest rate shall in no event exceed 1.0% per annum. Notwithstanding anything to the contrary set forth herein, (A) upon filing of the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement in the case of (i) above, (2) upon the effectiveness of the Exchange Registration Statement, or the Shelf Registration Statement and/or the Market Making Shelf


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Registration Statement in the case of (ii) above, (3) upon completion of the
Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment or an additional Registration Statement that causes the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement to again be declared effective or made usable in the case of (iv) above, the Special Interest payable as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease accruing and the interest rate shall return to the Base Interest.

       (e) The Company shall take, and shall cause any guarantors of Registrable Securities, if any, to take, all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register its guarantee of such Registrable Securities under the Registration Statement contemplated in Section 2(a), 2(b) or 2(c) hereof, as applicable.

Section 3. Other Registration Rights.

       3.1 Demand Registrations.

           (a) Purchaser, or after the Resale Date, the Required Holders, may make a written request to the Company for registration of Registrable Securities under the Securities Act with the Commission for a public offering of Registrable Securities (a "Demand Registration"); provided, however, that the Holders shall have the right to only two Demand Registrations of all or any part of their Registrable Securities. Whenever the Company shall receive a request for a Demand Registration, the Company will promptly give written notice of such registration to all Holders, use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after such notice is given; provided, however, that the Company will not be required to take any action pursuant to this Section 3.1: (i) if the Company has effected a registration pursuant to Sections 2, 3.1 or 3.2 within the 180-day period preceding such request which permitted Holders of Registrable Securities to register Registrable Securities; (ii) if the Company shall at the time have effective a Shelf Registration Statement pursuant to which the Holder or Holders that requested registration could effect the disposition of such Holder's or Holders' Registrable Securities in the manner requested; or (iii) during the pendency of any Suspension Period permitted under Section 3.1(c); and provided further, that the Company will be permitted to satisfy its obligations under this Section 3.1 by amending (to the extent permitted by applicable law) any Registration Statement previously filed by the Company under the Securities Act so that such Registration Statement (as amended) will permit the disposition in accordance with the intended methods of disposition as specified as aforesaid) of all of the Registrable Securities for which a Demand Registration has been made under this Section 3.1. If the Company so amends a previously filed Registration Statement, it will be deemed to have effected a registration for purposes of this Section 3.1. All requests made pursuant to this Section 3.1(a) will specify the number of shares of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

       (b) A registration initiated as a Demand Registration shall not be deemed a Demand Registration until such registration has become effective and (except in the case of a Shelf



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Registration) has been maintained effective by the Company until the earlier of
(i) 180 days and (ii) the date on which all Registrable Securities included in such registration have actually been sold; provided, however, that a registration that does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed by the Holders shall be deemed to have been effected by the Company unless the Holders shall have elected (without any obligation) to pay, and in fact pay (within 30 days after the Company receives notice of such refusal to proceed of the Holders), all reasonable Registration Expenses in connection with such registration.

       (c) The Company may postpone, for a period not to exceed 90 days (each a "Suspension Period"), filing, supplementing or amending the Registration Statement (each a "Demand Registration Statement") required to be filed under this Section 3.1 or suspend the effectiveness of any Registration Statement filed pursuant to this Section 3.1 (or, without suspending such effectiveness, instruct the Holders that no offers or sales of Registrable Securities include din such Registration Statement may be made (and the Holders shall forthwith discontinue disposition of any such Registrable Securities) if (i) the Company is in possession of material non-public information related to a proposed financing, recapitalization, acquisition, business combination or other material transaction and the Board of Directors of the Company determines (in good faith in a written resolution) that disclosure of such information would have a material adverse effect on the business or operations of the Company and its subsidiaries and disclosure of such information is not otherwise required by law and (ii) the Company delivers notice (which shall include a copy of the resolution of the Board of Directors with respect to such determination) to the requesting Holders and any placement agent or underwriting as contemplated by
Section 4.3(f) of the delay, the reasons therefor, the proposed length thereof; provided, however, that the Company may deliver only two such notices within any twelve-month period. Promptly upon the earlier of (x) public disclosure of such material non-public information, (y) the date on which such non-public information is no longer material and (z) 90 days after the date notice is given by the Company pursuant to clause (ii) above, the Company shall file, supplement or amend the Demand Registration Statement as required by the immediately preceding sentence and, in the case of the suspension of effectiveness or resales of Registrable Securities give notice to the Holders of Registrable Securities included therein that offers and sales under the Demand Registration Statement may be resumed. The Company shall give prompt written notice to the Holders of the termination of any Suspension Period.

       (d) If any Person owning any securities of the Company (other than any Holder) registers securities of the Company in a Demand Registration (in accordance with the provisions of this Section 3.1, such Person shall pay the fees and expenses of counsel to such Person and its pro rata share of the Registration Expenses if the Registration Expenses for such registration are not paid by the Company for any reason. The Company covenants that it shall not grant any registration rights to any Person which rights would, in the reasonable judgment of Purchaser or, if after the Resale Date, the Required Holders conflict or be inconsistent with the provisions of this Section 3.1(d), and in the event of such a conflict or inconsistency, the terms of this Section 3.1(d) shall prevail.

       (e) The Company shall not be required to provide an Underwritten Offering of the Registrable Securities. If Purchaser or, if after the Resale Date, the Required Holders, so elect



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and the Company agrees to participate in its sole discretion, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. If a Demand Registration involves an Underwritten Offering, (i) Purchaser or, if after the Resale Date, the Required Holders shall have the right to select the investment banker or bankers and manager or managers to administer the offering (provided that such investment bankers and managers must be reasonably satisfactory to the Company), and (ii) Purchaser or, if after the Resale Date, the Required Holders, as the case may be, shall have the right to select one counsel to represent the Holders reasonably acceptable to the Company.

       3.2 Piggy-Back Registration. If, at any time or from time to time while any Registrable Securities are outstanding, the Company proposes to register any of its securities (whether for its own or others' account) under the Securities Act (other than by a Registration Statement on Form S-8 or Form S-4 or other form that does not include substantially the same information as would be required in a form for the general registration of securities or that would not be available for registration of Registrable Securities), the Company shall promptly give written notice to the Holders of the Company's intention to effect such registration. If, within 15 days after receipt of such notice, any Holder submits a written request to the Company specifying the Registrable Securities such Holder proposes to sell or otherwise dispose of (a "Piggy-Back Registration"), the Company shall include the number of shares of Registrable Securities specified in such Holder's request in such Registration Statement and the Company shall use its reasonable best efforts to keep each such Registration Statement in effect and to maintain compliance with Federal and state Securities and Blue Sky laws and regulations for the period necessary for such Holder to effect the proposed sale or other disposition. Any Holder participating in an Underwritten Offering pursuant to this Section 3.2 shall, if required by the managing underwriter or underwriters of such offering, enter into an underwriting agreement in a form customary for Underwritten Offerings of the same general type as such offering.

       Unless a Holder, or a person acting on behalf of a Holder, has commenced a distribution thereunder, nothing in this Section 3.2 will create any liability on the part of the Company to the Holders of Registrable Securities if the Company for any reason should decide not to file a Registration Statement proposed to be filed under the preceding paragraph or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

       3.3 Reduction of Offering. Notwithstanding anything contained herein, if the managing underwriter or underwriters of an offering described in Section 3.1 or 3.2 hereof delivers a written opinion to the Holders that the size of the offering that the Holders, the Company or any other Person intends to make or the kind or combination of securities that the Holders, the Company and any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then the amount of any securities proposed to be offered shall be reduced or excluded for the offering as follows:

           (a) in the case of a Demand Registration, (x) all securities proposed to be included in such offering by Persons other than the Holders shall be reduced or excluded from such offering on a pro rata basis (or on another basis agreed to by such other Persons) before any Registrable Securities of the Holders are reduced or excluded from such offering, and (y) in the event that any Registrable Securities of the Holders are required to be reduced or excluded from such offering (which will only be required after all securities of Persons other than the Holders have been excluded entirely as provided in immediately preceding clause (x)), then the number of Registrable Securities of the Holders shall be reduced or excluded from such offering on a pro rata basis;

           (b) in the case of a Piggy-Back Registration initiated by a Person other than the Company, all securities (including Registration Securities) to be included in such offering by the Company, the Holders and the holders of similar "piggy-back" registration rights shall be reduced or excluded from such offering on a pro rata basis before any securities of the Persons initiating the Piggy-Back Registration are reduced or excluded; and

           (c) in the case of a Piggy-Back Registration initiated by the Company, all securities (including Registrable Securities) to be included in such offering by the Holders, and any other holders of similar "piggy-back" registration rights shall be reduced or excluded from such offering on a pro rata basis before any securities of the Company are reduced or excluded.

Section 4.  Registration Procedures.

       If the Company files a Registration Statement pursuant to Section 2(a), 2(b), 2(c), 3.1 or 3.2, the following provisions shall apply:

       4.1 General.

           (a) At or before the Effective Time of the Exchange Offer, the Shelf Registration, the Marketing Making Shelf Registration or a Demand or Piggy-back Registration, whichever may be first, the Company shall qualify the Indenture under the Trust Indenture Act.

           (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

       4.2 Exchange Offer. In connection with the Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) hereof (the "Exchange Registration"), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

           (a) prepare and file with the Commission, as soon as practicable but no later than 60 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by Broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 150 days after the Closing Date;

           (b) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the Prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each Broker-dealer holding Exchange Securities with such number of copies of the Prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the TIA and the rules and regulations of the Commission thereunder, as such Broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

           (c) promptly notify each Broker-dealer that has requested or received copies of the Prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (i) when such Exchange Registration Statement or the Prospectus included therein or any amendment or supplement thereto has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any State with respect thereto or of any request by the Commission for amendments or supplements to such Exchange Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 7 cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time during the Resale Period when a Prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the TIA and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

           (d) in the event that the Company would be required to provide notice pursuant to Section 4.2(c)(vi) to any Broker-dealers holding Exchange Securities, without unreasonable delay prepare and furnish to each such Holder a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such Prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the TIA and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

           (e) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

           (f) use its best efforts to (A) register or qualify the Exchange Securities under the securities laws or Blue Sky laws of such jurisdictions as are contemplated by Section 2(a), no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each Broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions during the Resale Period; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4.2(f), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

           (g) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by Broker-dealers during the Resale Period;

           (h) provide a CUSIP number for all Exchange Securities, not later than the Effective Time of the Exchange Registration Statement; and

           (i) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than fifteen months after the effective time of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

       4.3 Shelf Market Making, Demand and Piggy-back Registration In connection with the Company's obligations with respect to the Shelf Registration, the Market Making Shelf Registration and a Demand or Piggyback Registration, as applicable, the Company shall:

           (a) (A) prepare and file with the Commission, (as soon as practicable, but in any case within the time periods prescribed by Section 2(a), 2(b), 2(c), 3.1 or 3.2, as applicable, a Registration Statement (including all exhibits and financial statements required by the Commission to be filed therewith) on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof (and, in the case of the Market Making Shelf Registration Statement, in a form approved by Purchaser), and (B) use its best efforts to cause such Registration

Statement to become effect as soon as practicable after filing, but in any event within the time periods specified in Section 2(a), 2(b), 2(c), 3.1 or 3.2, as applicable; prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement as may be required by Purchaser (or, if after the Resale Date, the Required Holders) or as may be necessary to keep the Registration Statement effective for the period specified in Section 2(a), 2(b), 2(c), 3.1 or 3.2, as applicable (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (and, in the case of the Market Making Shelf Registration Statement, in a form approved by Purchaser), cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus (and, in the case of the Market Making Shelf Registration Statement, in a form approved by Purchaser); provided that if the Holders specify that such registration shall be a Shelf Registration and the Company is eligible to use a Registration Statement on Form S-3, the Company shall use its best effort to effect such Shelf Registration and to keep such Shelf Registration effective for a period of not less than two years (or such shorter period which will terminate when all Registrable Shares covered by such Shelf Registration have been sold or may be resold reasonable without registration under the Securities Act pursuant to Rule 144(k) or the equivalent thereunder);

           (b) in the case of a Secondary Offering Shelf Registration Statement, not less than 30 calendar days prior to the Effective Time of the Registration Statement, mail the Notice and Questionnaire to the Holders of Registrable Securities; no Holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Registrable Securities shall have at least 30 days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company;

           (c) prior to filing a Registration Statement or Prospectus or any amendment or supplement thereto, furnish to the Holders of Registrable Securities and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter furnish to the Holders requesting registration of Registrable Securities and the underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including preliminary Prospectus) and such other documents as such Holders or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders prior to its filing or being used;

           (d) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities, or Exchange Securities, as applicable, covered by such Registration Statement in accordance with the intended methods of disposition provided for therein;

           (e) provide Purchaser, each Holder and the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a) (11) of the Securities Act), if any, thereof, the sales or placement agent, if any, therefor, and one counsel (and any local counsel) for such underwriters, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the Commission and each amendment or supplement thereto;

           (f) promptly notify the selling Holders of Registrable Securities and the underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company (i) when the Registration Statement or the Prospectus included therein or any amendment or supplement thereto has been filed or becomes effective, and to furnish such selling Holders and underwriters with executed copies thereof and of any documents incorporated by reference therein, (ii) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any State with respect thereto or of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 7 cease to be true and correct in all material respects and (v) if at any time when a Prospectus is required to be delivered under the Securities Act, that such Registration Statement, Prospectus, amendment or supplement does not conform in all material respects to the applicable requirements of the Securities Act and the TIA and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances the existing;

           (g) after the filing of the Registration Statement, promptly notify the Holders of any stop order issued or threatened by the Commission suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purpose, and use its best efforts to prevent the entry of such stop order or to remove it if entered;

           (h) in the event that the Company would be required to provide notice pursuant to Section 4.3(f) or (g) to the Holders, without unreasonable delay, prepare and furnish to each Holder a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to purchasers of Securities covered by such Prospectus, such Prospectus shall confirm in all material respects to the applicable requirements of the Securities Act and the TIA and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

           (i) use its best efforts to (i) register or qualify the Registrable Securities to be included in the Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as Purchaser (or, if after the Resale Date, the Required Holders) or the underwriters, if any, request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Registration Statement is required to remain effective under Section 2(a), 2(b), 2(c), 3.1 or 3.2, as applicable, and for so long as may be necessary to enable the Holders of Registrable Securities included in such Registration Statement or, if an Underwritten Offering, the underwriters, to complete their distribution of Registrable Securities pursuant to the Registration Statement and (iii) take any and all other actions as may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (i), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any jurisdiction;

           (j) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and Purchaser (or, if after the Resale Date, the Required Holders) agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

           (k) make available for inspection by Purchaser, the Holders of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by Purchaser, such Holders or such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause appropriate officers, directors and employees of the Company to make available all information reasonably requested by any Inspectors in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and, upon the reasonable request of the

Company, shall execute a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company and the Holder, and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public;

           (l) furnish to each selling Holder of Registrable Securities and the underwriters, if any, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

           (m) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

           (n) cooperate with the selling Holders of Registrable Securities and the underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters may request;

           (o) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwrites, if any, to consummate the disposition of such Registrable Securities;

           (p) not later than the Effective Time of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

           (q) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

           (r) enter into such customary agreements (including underwriting agreements) and take all such other appropriate actions as (and, in the case of the Market Making Shelf Registration Statement, in a form approved by Purchaser) or the underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

           (s) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriters, if any, an opinion or opinions from counsel for the company in customary form, scope and substance covered in opinions in comparable offerings, which counsel and opinions shall be reasonably satisfactory to such Holders, underwriters or agents and their respective counsel;

           (t) obtain for delivery to the Company and the underwriters, if any, with copies to the Holders of Registrable Securities, a cold comfort letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters or reasonably request, dated the Effective Time of the Registration Statement and brought down to the closing date;

           (u) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

           (v) use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable (but not more than fifteen months) after the effective time of the Registration statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

           (w) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the Effective Time of such Registration Statement;

           (x) use best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which any of the Company's securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities are then quoted; and

           (y) use reasonable efforts to make available the senior executive officers of the Company to participate in the customary "road show" presentations that may be reasonably requested by the Holders and the underwriters in any Underwritten Offering; provided that the participation of such senior executive officers shall not unreasonably interfere with the conduct of their duties to the Company.

           The Company may require the Holders including of Registrable Securities in the Registration Statement to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

           The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.3(f) or (g) hereof, the Holders will forthwith discontinue disposition of any Registrable Securities pursuant to the Registration

Statement covering such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4.3(h) hereof, and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies then in such Holders' possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to Section 2(b), 2(c), 3.1 or
3.2 hereof, as applicable, by the number of days during the period from and including the date of the giving of notice pursuant to Section 4.3(f) or (g) hereof to the date when the Company shall make available to the Holder a Prospectus supplemented or amended to conform with the requirements of Section 4.3(h) hereof.

       4.4 Holdback Agreement. The Company and its affiliates agree (i) not to effect any public sale or distribution of any Registrable Securities or any securities similar to the Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities or any securities similar to the Registrable Securities, during the 14 days prior to, and during the 90-day period beginning on, or (in each case) such shorter period of time as may be required by the managing underwriter in an Underwritten Offering, the Effective Time of any Registration Statement filed pursuant to Section 2(a), 2(b), 2(c), 3.1 or 3.2 of this Agreement with respect to an underwritten public offering of any such securities (except as part of such Registration Statement where the Holders consents) or the commencement of a public distribution of Registrable Securities; and (ii) to use their best efforts to ensure that any agreement entered into after the date of the agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph shall not prevent the
(x) conversion or exchange of any securities pursuant to their terms into or for other securities, (y) the issuance of securities pursuant to the Company's employee benefit plans, (z) sale or distribution of securities in connection with any merger or consolidation by the Company, or the acquisition by the Company of the capital stock or substantially all of the assets of any other Person.

       4.5 Specific Enforcement. The Company and each of the Holders acknowledge that remedies at law for the enforcement of this Section 4 may be inadequate and intend that this Section 4 shall be specifically enforceable in accordance with
Section 10(b) hereof.

Section 5. Registration Expenses

           All Expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless of whether the Registration Statement becomes effective (unless it does not become effective as a result of any act or omission on the part of any Holder whose Registrable Securities are included therein, in which case such Expenses shall be paid by such Holder and, upon payment of such Expenses, if the registration was a Demand Registration, such registration shall not count as a Demand Registration for purposes of the Holders' demand registration rights under Section 3.1 hereof), including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or Blue Sky laws (including fees and disbursements or counsel for the underwriters or selling Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or Holders of a majority of the Registrable Securities being sold may designate), (iii) all printing, messenger, telephone and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, including all rating agency fees, (vii) all reasonable fees and disbursements of one counsel selected by Purchaser (and, if after the Resale Date, the Required Holders),
(viii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities and the fees and expenses of counsel to the underwriters other than as provided in clause (ii) above, (ix) all fees and expense of accountants to the Holders of Registrable Securities being sold and (x) fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"). The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

Section 6. Indemnification and Contribution.

           (a) In connection with each Registration Statement relating to the disposition of the Registrable Securities, the Company shall indemnify and hold harmless each of the Holders, each underwriter of Registrable Securities, each partner, officer, director or employee of each of the Holders or any such underwriter and each Person, if any, who controls (within the meaning of either the Securities Act or the Exchange Act) any of the Holders or any such underwriter against all losses, claims, damages, liabilities, joint or several, to which any of the Holders, such underwriter or any such Person may be subject to arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or the Prospectus included therein (or any supplement or amendment thereto) or a preliminary Prospectus, or (B) any omission or alleged omission to state therein or necessary to make the statements therein not misleading, and the Company shall reimburse each of the Holders and each of such other Persons for any reasonable legal or other expenses incurred in connection with the investigation or defense thereof (any such reimbursement to be made as such expenses are incurred upon presentation of any requested documentation); provided, however, that the Company shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in any such Registration Statement, preliminary Prospectus, or Prospectus (or amendment or supplement) in reliance upon and in conformity with information relating to any Person referred to above who would be indemnified by the Company pursuant to this Section 6(a) furnished in writing to the Company by such Person expressly for use therein. Notwithstanding the foregoing provisions of this Section 6(a), the Company will not be liable to any Holder of Registrable Securities (or any partner, officer, director or employee thereof), any underwriter or any other Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) any of the Holders or any such underwriter, under the indemnification obligations in this Section 6(a) for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of such Holder's or other Person's failure to send or deliver a copy of the final Prospectus to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such person if such statement or omission was corrected in such final Prospectus and the Company had previously furnished copies thereof to such Holder or such other Person in accordance with this Agreement.

           (b) In connection with each registration relating to the disposition of Registrable Securities, each Holder shall furnish to the Company in writing such information, including the name and address of, and the amount of Registrable Securities held by, such Holder, as the Company reasonably requests for use in such Registrable Securities or the related Prospectus. The Company may require, as a condition to including any Registrable Securities in any Shelf Registration filed pursuant to Section 2(b), 3.1 or 3.2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Selling Holders and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other Holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company, or such other Holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to any such Holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the

Company in connection with investigating or defending any such action or claim as such expenses are incurred. The maximum liability of any Holder under this
Section 6(b) shall be limited to the aggregate amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration.

           (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to subsections (a) or (b) of this Section 6, such person the (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying part to such indemnified of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof, unless in the reasonable judgment of any indemnified party a conflict of interest is likely to exist, based on the written opinion of counsel, between such indemnified party will be obligated to pay the reasonable fees and expenses of such additional counsel. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent (which shall not be unreasonably withheld) but if settlement with such consent, the indemnifying party agrees to indemnify the indemnified part from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent (which shall not be unreasonably withheld) of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

           (d) If the indemnification provided for in this Section 6 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and the respective Holder or underwriter on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder or underwriter on the other in connection with the statements or omissions which resulted in such loses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the respective Holder or underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), (i) no Holder shall be required to contribute any amount in excess of the amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration and (ii) no underwriter shall be required to contribute any amount in excess of the amount of the underwriting discount or commission applicable to the Registrable Securities underwritten by it. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of Purchaser, each Holder, agent and underwriter and each person, if any, who controls Purchaser, any Holder, agent or underwriter within the meaning of the Securities Act.

Section 7.  Representations and Warranties.

       The Company represents and warrant to, and agrees with, Purchaser and each of the Holders from time to time of Registrable Securities that:

       (a) Each Registration Statement covering Registrable Securities, Securities or Exchange Securities and each Prospectus (including any preliminary or summary Prospectus) contained therein or furnished pursuant to Section 4.2 or
4.3 hereof and any further amendments or supplements to any such Registration Statement or Prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, Securities or Exchange Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the TIA and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the applicable Effective Time when a Prospectus would be required to be delivered under the Securities Act, other than (A) from
(i) such time as a notice has been given to Holders of Registrable Securities or Purchaser, as applicable, pursuant to Section 4.2(c) or 4.3(f) or (g) hereof until (ii) such time as the Company furnishes an amended or supplemented Prospectus pursuant to Section 4.2(d) or 4.3(h) hereof or (B) during any suspension of offering and sale pursuant to Section 4.2(c) or 4.3(f) or (g) hereof, each such Registration Statement, and each Prospectus (including any summary Prospectus) contained therein or furnished pursuant to Section 4.2(d) or 4.3(h) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the TIA and the rules and regulations of the Commission of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder of Registrable Securities or Purchaser, as applicable, expressly for use therein.

       (b) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained or as may be required in connection with the registration under the Securities Act of the Registrable Securities, Securities or Exchange Securities, qualification of the Indenture under the TIA, filings of reports by the Company under the Exchange Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the offering and distribution of the Registrable Securities, Securities or Exchange Securities.

       (c) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by Purchaser, constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or laws of general applicability relating to or affecting creditors' rights and to general equity principles.

Section 8. Underwritten Offerings.

       (a) Selection of Underwriters. If any of the Registrable Securities in a Demand Registration are to be sold pursuant to an Underwritten Offering, the managing underwriter or underwriters thereof shall be designated by Purchaser (and, if after the Resale Date, the Required Holders) to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

       (b) Participation by Holders. Each Holder of Registrable Securities hereby agrees with each other such Holder that no such Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

Section 9. Rule 144.

       The Company covenants to the Holders of Registrable Securities, that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act and the information referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any Holder of Registrable Securities, may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the written request of any Holder of Registrable Securities or Purchaser in connection with that Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder or Purchaser a written statement as to whether it has complied with such requirements.

Section 10. Miscellaneous.

       (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable securities, Securities or Exchange Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

       (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that Purchaser and the Holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of Agreement, in any court of the United States or any State thereof having jurisdiction.

       (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) or when sent by facsimile (with oral confirmation) as follows:

                         If to the Company:

                         Net2000 Communications, Inc.
                         2195 Fox Mill Road
                         Herndon, Virginia  90171
                         Attention: Donald E. Clarke
                                    Chief Financial Officer and Treasurer
                         Telecopy:  (703) 793-2525
                         Telephone: (703) 793-2500

                         with a copy to:

                         Piper & Marbury, LLP
                         1251 Avenue of the Americas
                         New York, New York 10020-1104
                         Attention: David Fisher, Esq.
                         Telecopy:  (212) 835-6001
                         Telephone: (212) 835-6000

                         If to Purchaser:


                         Nortel Networks Inc.                      Nortel Networks Inc.
                         8 Federal Street                          GMS 991 15 A40
                         Billerica, Massachusetts 01821            2221 Lakeside Boulevard
                         Attention:  Vice President, Finance       Richardson, Texas 75082
                                     Carrier Packet Networks       Attention:  Vice President, Customer
                         Telecopy:   (978) 916-4755                            Finance North America
                         Telephone:  (978) 916-1751                Telecopy:   (972) 684-3679
                                                                   Telephone:  (972) 684-2271

                         Nortel Networks Inc.
                         PO Box 833858
                         Richardson, Texas 75083-3858
                         Mail Stop 04D/02/A40
                         Attention:  Kimberly Poe, Loan
                                     Administration
                         Telecopy:   (972) 684-3808
                         Telephone:  (972) 684-7687

            with a copy to:

            Jones, Day, Reavis & Pogue
            901 Lakeside Avenue
            Cleveland, Ohio  44114
            Attention:  Christopher Kelly, Esq.
            Telecopy:   (216) 579-0212
            Telephone:  (216) 586-1238

            If to a Holder:

            at the address of such Holder set forth in the security register or other records of the Company,

or to such other address as any party may have furnished to the other in writing in accordance herewith.

            (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the Holders from time to time of the Registrable Securities and their respective successors and assigns. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

            (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of Purchaser or any Holder of Registrable Securities, any director, officer or partner of Purchaser or such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Securities pursuant to the Purchase Agreement and the transfer and registration of Securities by such Holder or Purchaser and the consummation of an Exchange Offer.

            (f) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflicts of laws principles.

            (g) Submission to Jurisdiction; Waivers. The Company hereby irrevocably and unconditionally:

           (1) submits for itself and its property in any legal action or proceeding relating to this Agreement and the securities, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the States of New York and Texas and the courts of the United States of America for the Southern District of New York and the Northern District of Texas, and appellate courts from any thereof;

           (2) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (3) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth under its signature below or at such other address of which the Purchaser shall have been notified; and

           (4) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

       (h) Headings. The descriptive headings of the several Sections and paragraphs of Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

       (i) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Purchase Agreement, the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and Purchaser (and, if after the Resale Date, the Required Holders). Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 8(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such Holder.

       (j) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on this 30th day of July, 1999.

                                  NET2000 COMMUNICATIONS, INC.


                                  By:      /s/  Clayton A. Thomas, Jr.
                                    ----------------------------------
                                     Name:  Clayton A. Thomas, Jr.
                                     Title:  President and CEO


                                  NORTEL NETWORKS INC.


                                  By:     /s/  Jay R. Prestipino
                                     ---------------------------------
                                     Name:  Jay R. Prestipino
                                     Title:  Director, Customer Finance